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                                                                   Exhibit 10.11

                          LOAN AND SECURITY AGREEMENT

                                  DATED AS OF

                                  JUNE 6, 1997

                                    BETWEEN

                        AMERICAN EAGLE OUTFITTERS, INC.

                                      AND

                     AZTECA PRODUCTION INTERNATIONAL, INC.

Porter, Wright, Morris & Arthur
41 South High Street
Columbus, Ohio 43215



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                               TABLE OF CONTENTS

SECTION                    HEADING                                                                           PAGE #
         1        THE LOAN........................................................................................1

         2        ELIGIBLE INVENTORY..............................................................................1

         3        TERMS AND USES OF LOAN..........................................................................1
                  3.1      INTEREST RATE..........................................................................1
                  3.2      TERMS OF REPAYMENT.....................................................................1
                  3.3      COSTS AND EXPENSES.....................................................................1
                  3.4      USE OF PROCEEDS........................................................................2
                  3.5      DEMAND LOAN............................................................................2
                  3.6      THE GUARANTORS.........................................................................2
                  3.7      INTERCREDITOR AGREEMENT................................................................2
                  3.8      MAXIMUM CHARGES. ......................................................................2

         4        SECURITY AGREEMENT..............................................................................2
                  4.1      GRANT OF SECURITY INTEREST.............................................................2
                  4.2      REPRESENTATIONS AND COVENANTS REGARDING THE COLLATERAL.................................3
                  4.3      PERFECTION; LIEN NOTATION. ............................................................3
                  4.4      COLLATERAL INSURANCE...................................................................4
                  4.5      BOOKS AND RECORDS......................................................................4
                  4.6      COLLATERAL ADMINISTRATION..............................................................4
                  4.7      PRESERVATION AND DISPOSITION OF COLLATERAL.............................................5
                  4.8      EXTENSIONS AND COMPROMISES.............................................................5
                  4.9      FINANCING STATEMENTS...................................................................5
                  4.10     LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT...............................................6
                  4.11     REMEDIES ON DEFAULT....................................................................6

         5        WARRANTIES AND REPRESENTATIONS..................................................................7
                  5.1      CORPORATE ORGANIZATION AND AUTHORITY. .................................................7
                  5.2      BORROWING IS LEGAL AND AUTHORIZED......................................................8
                  5.3      TAXES..................................................................................8
                  5.4      CAPITAL STRUCTURE......................................................................8
                  5.5      COMPLIANCE WITH LAW....................................................................8
                  5.6      FINANCIAL STATEMENTS; FULL DISCLOSURE..................................................9
                  5.7      LITIGATION: ADVERSE EFFECTS. ..........................................................9
                  5.8      NO INSOLVENCY.  .......................................................................9
                  5.9      GOVERNMENT CONSENT.....................................................................9
                  5.10     TITLE TO PROPERTIES...................................................................10

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
                  5.11     NO DEFAULTS...........................................................................10
                  5.12     ENVIRONMENTAL PROTECTION..............................................................10
                  5.13     REGARDING THE INVENTORY. .............................................................11

         6        BORROWER BUSINESS COVENANTS....................................................................11
                  6.1      PAYMENT OF TAXES AND CLAIMS...........................................................11
                  6.2      MAINTENANCE OF PROPERTIES AND CORPORATE EXISTENCE. ...................................11
                  6.3      SALE OF ASSETS, MERGER, SUBSIDIARIES, TRADENAMES, CONDUCT OF
                              BUSINESS...........................................................................12
                  6.4      NEGATIVE PLEDGE.......................................................................12
                  6.5      NO CONSIGNMENT........................................................................13
                  6.6      MINIMUM SECURITY......................................................................13
                  6.7      MANAGEMENT............................................................................13
                  6.8      ACQUISITION OF CAPITAL STOCK..........................................................13
                  6.9      TRANSACTIONS WITH AFFILIATES..........................................................13
                  6.10     NO OFFSET.............................................................................13
                  6.11     MINIMUM INVENTORY ON HAND.............................................................13
                  6.12     ENVIRONMENTAL COMPLIANCE AND INDEMNIFICATION..........................................14

         7        FINANCIAL INFORMATION AND REPORTING.  .........................................................14

         8        DEFAULT........................................................................................15
                  8.1      EVENTS OF DEFAULT.....................................................................15
                  8.2      DEFAULT REMEDIES......................................................................16

         9        MISCELLANEOUS..................................................................................16
                  9.1      NOTICES...............................................................................16
                  9.2      ACCESS TO ACCOUNTANTS. ...............................................................17
                  9.3      REPRODUCTION OF DOCUMENTS.............................................................17
                  9.4      SURVIVAL, SUCCESSORS AND ASSIGNS......................................................17
                  9.5      AMENDMENT AND WAIVER, DUPLICATE ORIGINALS.............................................17
                  9.6      ACCOUNTING TREATMENT AND FISCAL YEAR..................................................18
                  9.7      ENFORCEABILITY AND GOVERNING LAW......................................................18
                  9.8      WAIVER OF RIGHT TO TRIAL BY JURY. ....................................................18
                  9.9      NO CONSEQUENTIAL DAMAGES. ............................................................19
                  9.10     INDEMNITY. ...........................................................................19
                  9.11     CONDITIONS PRECEDENT .................................................................19

         10       DEFINITIONS....................................................................................19
                  10.1     UNIFORM COMMERCIAL CODE TERMS. .......................................................20
                  10.2     ACCOUNTING TERMS. ....................................................................20
                  10.3     OTHER DEFINITIONAL PROVISIONS. .......................................................20


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                          LOAN AND SECURITY AGREEMENT

         This Loan and Security Agreement (this "Agreement") is entered into between American Eagle Outfitters, Inc. (the "Lender") and Azteca Production International, Inc. (the "Borrower") as of the 6th day of June, 1997.

1 THE LOAN. The Lender, subject to the terms and conditions hereof, will extend credit to the Borrower up to the aggregate principal sum of $3,000,000.00 (the "Loan"). The Loan shall be comprised of a demand loan facility up to the sum of $3,000,000.00. The proceeds of the Loan may be advanced in partial amounts prior to July 1, 1997; provided, however, that the Lender shall have no obligation to make any advance at any time that there exists a Pending Default. The principal balance of the Loan shall not exceed an amount equal to 100% of Eligible Inventory (the "Borrowing Base"). The Lender, in its sole discretion, reserves the right upon notice to the Borrower to decrease the foregoing percentage.

2 ELIGIBLE INVENTORY. The term "Eligible Inventory" means the difference between (a) that portion of the Borrower's inventory on which the Lender has a perfected security interest that is junior only to the lien or security interest of NationsBanc Commercial Corporation ("NationsBanc") and that the Lender determines from time to time, based on credit policies, market conditions, the Borrower's business and other matters, is eligible for use in calculating the Borrowing Base, and (b) the aggregate outstanding balance of all obligations of the Borrower to NationsBanc. For purposes of determining the Borrowing Base, Eligible Inventory (unless the Lender agrees otherwise in writing) shall not include obsolete or discontinued inventory, supply items, packaging, or the freight portion of raw materials, inventory in the control of a third person for processing, storage or any other reason, inventory located outside the United States, inventory for which the Borrower has not obtained a landlord's or bailee's waiver in favor of the Lender, consigned inventory, or inventory in transit, and all inventory shall be valued at the lesser of cost (on a FIFO basis) or market.

3 TERMS AND USES OF LOAN.

3.1 INTEREST RATE. The Borrower agrees to pay the Lender each month interest on the unpaid balance of the Loan at the rates of interest set forth in the note or notes evidencing the Loan.

3.2 TERMS OF REPAYMENT. The Loan shall be evidenced by a note, or by one or more notes subsequently executed in substitution therefor, each in substantially the form set forth in EXHIBIT A-1 attached hereto. Repayment of the Loan shall be made in accordance with the terms of the promissory notes then outstanding pursuant to this Agreement.

3.3 COSTS AND EXPENSES. The Borrower further agrees to pay all costs and expenses incidental to or in connection with the Loan or any service provided by the Lender, the enforcement of the Lender's rights in connection therewith, any amendment or modification of this Agreement or any other loan documents, any litigation, contest, dispute, proceeding or action in any way relating to



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the Collateral or to this Agreement, whether any of the foregoing are incurred prior to or after maturity, the occurrence of an Event of Default, or the rendering of a judgment. Such costs shall include, but not be limited to, fees and out-of-pocket expenses of the Lender's counsel, recording fees, inspection fees, revenue stamps and note and mortgage taxes.

3.4 USE OF PROCEEDS. The net proceeds of the Loan will be used to provide for working capital requirements of the Borrower and for any other lawful business purpose in the Borrower's business.

3.5 DEMAND LOAN. The Loan shall be due ON DEMAND, but if not sooner demanded, shall be due and payable in full on April 1, 1998. In addition, the Loan, at the option of the Lender, shall become immediately due and payable without notice or demand upon the occurrence of any Event of Default.

3.6 THE GUARANTORS. Hubert Guez and Paul Guez (collectively the "Guarantors" and separately a Guarantor) shall each unconditionally guarantee the full and prompt payment of the Loan. In addition, Roxanne Marie Guez and David Charvet (collectively, the "Pledgors" and separately a "Pledgor") shall each grant to the Lender a security interest in such Plegor's membership interests in S.H.D. Investments, LLC.

3.7 INTERCREDITOR AGREEMENT. The Borrower shall cause NationsBanc to enter into an intercreditor agreement with the Lender that is satisfactory to the Lender in its sole and absolute discretion.

3.8 MAXIMUM CHARGES. In no event whatsoever shall the interest rate and other charges hereunder exceed the highest rate permissible under law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event such a court determines that the Lender has received interest or other charges hereunder in excess of the highest rate applicable thereto, the Lender shall promptly refund such excess amount to the Borrower, and the provisions hereof shall be deemed amended to provide for such permissible rate.

4 SECURITY AGREEMENT.

4.1 GRANT OF SECURITY INTEREST. The Borrower hereby grants, pledges, conveys and assigns to the Lender continuing security interests in the following property, whether the Borrower's interest therein be as owner, co-owner, lessee, consignee, secured party or otherwise, and whether the same be now owned or existing or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all documents, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading, and other documents relating thereto, all products thereof and all cash and non-cash proceeds thereof including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds (herein the "Proceeds"): all inventory including, but not limited to, all goods, merchandise and other personal property furnished under any contract of service or intended for sale or lease, all parts, supplies, raw

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materials, work in process, finished goods, materials used or consumed, and repossessed and returned goods (herein the "Inventory") (all of the Inventory and the Proceeds herein are collectively termed the "Collateral").

         The security interests hereby granted are to secure the prompt and full payment and complete performance of all Obligations to the Lender. The word "Obligations" means all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees and the like) of the Borrower to the Lender, whether now existing or hereafter arising, either created by the Borrower alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor, including all indebtedness owed to the Lender in connection with the Loan.

         The continuing security interests granted hereby shall extend to all present and future Obligations, whether or not the Obligations are reduced or extinguished and thereafter increased or reincurred, whether or not the Obligations are related to the indebtedness identified above by class, type or kind and whether or not the Obligations are specifically contemplated as of the date hereof. The absence of any reference to this Agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this Agreement.

4.2 REPRESENTATIONS AND COVENANTS REGARDING THE COLLATERAL. The Borrower represents and warrants that except for the security interests granted hereby, any liens set forth in Exhibit B, and liens permitted by this Agreement, the Borrower is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests, and no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office. The Borrower shall not create, permit or suffer to exist, shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral except the security interest granted hereby and any liens or encumbrances set forth in Exhibit B, and shall defend the right, title and interest of the Lender in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein. The Borrower shall (a) maintain its principal place of business and chief executive office at the address set forth in paragraph 9.1 of this Agreement, and the records concerning the Collateral shall be kept at that address unless the Lender shall give its prior written consent otherwise;
(b) keep the Collateral at the locations set forth in Exhibit C attached hereto and maintain no other place of business or place where Collateral is located, except as shown in Exhibit C attached hereto; and (c) deliver to the Lender at least thirty (30) days prior to the occurrence of any of the following events, written notice of such impending events: (i) a change in the principal place of business or chief executive office; (ii) the opening or closing of any place of business; or (iii) a change in name, identity or corporate structure.

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4.3 PERFECTION; LIEN NOTATION. The Borrower agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the judgment of the Lender be necessary or desirable to evidence, validate and perfect the security interest of the Lender in the Inventory.

4.4 COLLATERAL INSURANCE. The Borrower shall have and maintain insurance at all times with respect to all Inventory insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as the Lender may designate, containing such terms, in such form, for such amounts, for such periods and written by such companies as may be satisfactory to the Lender, and each such policy shall contain a clause or endorsement satisfactory to the Lender that names the Lender as additional insured and loss payee, as its interests may appear, that provides that no act, default or breach of warranty or condition of the insured or any other person shall affect the right of the Lender to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto, and that provides for thirty (30) days' written minimum notice of cancellation or alteration to the Lender. The Borrower shall deliver to the Lender certified copies of all policies of insurance and evidence of the payment of all premiums therefor. The Borrower hereby irrevocably appoints the Lender (and any of the Lender's officers, employees or agents designated by the Lender) as attorney-in-fact in obtaining and cancelling such insurance and in making, settling and adjusting all claims under such policies of insurance, endorsing any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance; provided, however, that the Lender shall not exercise the power of attorney granted by this section until and unless (a) an Event of Default shall have occurred or (b) an event of loss shall have occurred and the Lender in good faith deems that the Borrower is not diligently pursuing its claims. In the event of failure to provide insurance as herein provided, the Lender may, at its option, provide such insurance, and the Borrower shall pay to the Lender, upon demand, the cost thereof. Should said sum not be paid to the Lender upon demand, interest shall accrue thereon from the date of demand until paid in full at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.5 BOOKS AND RECORDS. The Borrower shall (a) at all times keep accurate and complete records of the Collateral in accordance with GAAP, including without limitation, a perpetual inventory and complete and accurate stock records, and at all reasonable times and from time to time, shall allow the Lender, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from such books and records and to examine and inspect the Collateral wherever located, and (b) upon request of the Lender, provide the Lender with copies of agreements with, purchase orders from, and invoices to, the account debtors, and copies of all shipping documents, delivery receipts, and such other documentation and information relating to the Collateral as the Lender may require.

4.6 COLLATERAL ADMINISTRATION. The Borrower shall promptly perform, on request of the Lender, such acts as the Lender may determine to be necessary or advisable to create, perfect, maintain, preserve, protect and continue the perfection of any lien and security interest provided for in this

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Agreement or otherwise to carry out the intent of this Agreement, including, without limitation, (i) obtaining waivers or other similar documents reasonably necessary to permit the enforcement of the remedies of the Lender hereunder,
(ii) delivering to the Lender warehouse receipts covering any portion of the Inventory located in warehouses and for which warehouse receipts are issued,
(iii) transferring Inventory to warehouses designated by the Lender or leasing warehouses containing the Inventory to the Lender or its designee, and (iv) if any Inventory is at any time in the possession or control of a warehouseman, bailee or any agent, notifying such person of the Lender's lien and security interest in the Collateral and, upon the Lender's request, instructing such persons to hold all Collateral for the Lender's account subject to the Lender's instruction.

4.7 PRESERVATION AND DISPOSITION OF COLLATERAL. The Borrower shall (a) obtain, prior to the placement of any Collateral in or upon any leased or mortgaged real property, a waiver from the lessor and/or the mortgagee, as the case may be, with respect to the rights (whether present or future) of the lessor or mortgagee with respect to that Collateral; (b) advise the Lender promptly, in writing and in reasonable detail, (i) of any material encumbrance or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material adverse effect upon the aggregate value of the Collateral or upon the security interest of the Lender; (c) keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same; (d) not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order; and (e) not permit any taxes, assessments, charges or levies to become liens or encumbrances upon the Inventory or in respect to the income or profits therefrom. At its option, the Lender may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. The Borrower agrees to reimburse the Lender upon demand for any payment made or any expense incurred (including reasonable attorneys' fees) by the Lender pursuant to the foregoing authorization. Should said sum not be paid to the Lender upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

4.8 EXTENSIONS AND COMPROMISES. With respect to any Collateral, the Borrower assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as the Lender may deem advisable. The Lender shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of the Lender.

4.9 FINANCING STATEMENTS. At the request of the Lender, the Borrower shall join with the Lender in executing, delivering and filing one or more financing statements in a form satisfactory to the Lender and shall pay the cost of filing the same in all public offices wherever filing is deemed by

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the Lender to be necessary or desirable. A carbon, photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

4.10 LENDER'S APPOINTMENT AS ATTORNEY-IN-FACT. The Borrower hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as the Borrower's true and lawful attorney-in-fact with full irrevocable power and authority in its place and stead and in its name or in the Lender's own name, from time to time in the Lender's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby grants to the Lender the power and right, on behalf of the Borrower, without notice to or assent:
(a) to execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments as the Lender may deem necessary or desirable to protect, perfect and validate the Lender's security interest in the Collateral;
(b) to receive, collect, take, indorse, sign, and deliver in the Borrower's or the Lender's name, any and all checks, notes, drafts, or other documents or instruments relating to the Collateral; and (c) upon the occurrence of an Event of Default, (i) to notify postal authorities to change the address for delivery of the Borrower's mail to an address designated by the Lender, (ii) to open such mail delivered to the designated address, (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (v) to defend any suit, action or proceeding brought with respect to any Collateral;
(vi) to negotiate, settle, compromise or adjust any account, suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (vii) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender's option, at any time or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Collateral and the Lender's security interest therein, in order to effect the intent of this Agreement.

         The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable. The powers conferred upon the Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that the Lender actually receives as a result of the exercise of such powers and neither the Lender nor any of its officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act, except for the Lender's own gross negligence or willful misconduct, as determined by a final non-appealable judgment by a court of competent jurisdiction.

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4.11 REMEDIES ON DEFAULT. Upon the occurrence of an Event of Default, the
Lender shall have the rights and remedies of a secured party under this Agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio or any other applicable state law. Without limiting the generality of the foregoing, the Lender shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose the Lender may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Except for the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur, the Borrower expressly agrees that the Lender, without demand of performance or other demand, advertisement or notice of any kind to or upon the Borrower or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of the Lender's offices or elsewhere at such prices as the Lender may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption. The Borrower further agrees, (a) at the Lender's request, to assemble the Collateral and to make it available to the Lender at such places as the Lender may reasonably select and (b) to allow the Lender to use or occupy the Borrower's premises, without charge, for the purpose of effecting the Lender's remedies in respect of the Collateral. The Lender shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of the Lender hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations, in such order as the Lender may elect, and only after so paying over such net proceeds and after the payment by the Lender of any other amount required by any provision of law, need the Lender account for the surplus, if any. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands against the Lender arising out of the repossession, retention, sale or disposition of the Collateral and agrees that the Lender need not give more than 10 days' notice pursuant to the terms of this Agreement of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. The Borrower shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which the Lender is entitled and shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this Agreement, including reasonable attorneys' fees.

5 WARRANTIES AND REPRESENTATIONS. In order to induce the Lender to enter into this Agreement and to make the Loan and the other financial accommodations to the Borrower, the Borrower represents and warrants to the Lender that each of the following statements is true and correct:

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5.1 CORPORATE ORGANIZATION AND AUTHORITY. The Borrower (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of California; (b) has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as presently proposed to be conducted; and (c) is not doing business or conducting any activity in any jurisdiction in which it has not duly qualified and become authorized to do business.

5.2 BORROWING IS LEGAL AND AUTHORIZED. (a) The Board of Directors of the Borrower has duly authorized the execution and delivery of this Agreement and of the notes and documents contemplated herein; this Agreement, the notes and other documents executed in connection with this Agreement will constitute valid and binding obligations enforceable in accordance with their respective terms; (b) the execution of this Agreement and related notes and documents and the compliance with all the provisions of this Agreement (i) are within the corporate powers of the Borrower; and (ii) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any lien or encumbrance upon any property of the Borrower under the provisions of, any agreement, charter instrument, bylaw, or other instrument to which the Borrower is a party or by which it may be bound; (c) there are no limitations in any indenture, contract, agreement, mortgage, deed of trust or other agreement or instrument to which the Borrower is now a party or by which the Borrower may be bound with respect to the payment of principal or interest on any indebtedness, or the Borrower's ability to incur indebtedness including the notes to be executed in connection with this Agreement.

5.3 TAXES. All tax returns required to be filed by the Borrower in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Borrower, or upon any of its properties, which are due and payable have been paid. The Borrower does not know of any proposed additional tax assessment against it. The accruals for taxes on the books of the Borrower for its current fiscal period are adequate.

5.4 CAPITAL STRUCTURE. EXHIBIT D attached hereto accurately represents to the Lender the following: (a) the classes of capital stock of the Borrower and par value of each such class, all as authorized by the Borrower's Articles of Incorporation , (b) the number of shares of each such class of stock issued and outstanding, (c) the registered owner or holder (legally or beneficially) thereof, (d) the certificate numbers evidencing the foregoing, and (e) the Borrower's employer tax identification number. All shares of all classes of capital stock issued are fully paid and nonassessable. The Borrower does not have outstanding any other stock or other equity security, or any other instrument convertible to an equity security of the Borrower, or any commitment, understanding, agreement or arrangement to issue, sell or have outstanding any of the foregoing.

5.5 COMPLIANCE WITH LAW. The Borrower (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject, including without limitation any laws, rulings or regulations relating to the Employee Retirement Income Security Act of 1974 or Section 4975 of the Internal Revenue Code and (b) has not failed to obtain any licenses, permits, franchises or other governmental or environmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure might have a Material Adverse Effect.

5.6 FINANCIAL STATEMENTS; FULL DISCLOSURE. The financial statements for the fiscal year ending January 31, 1997, which have been supplied to the Lender, have been prepared in accordance with GAAP and fairly represent the Borrower's financial condition as of such date. No material adverse change in the Borrower's financial condition has occurred since such dates. The financial statements referred to in this paragraph do not, nor does this Agreement or any written statement furnished by the Borrower to the Lender in connection with obtaining the Loan, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. The Borrower has disclosed to the Lender in writing all facts, including, without limitation, all pending litigation, administrative proceedings, and arbitration proceedings, which materially affect the properties, business, prospects, profits or condition (financial or otherwise) of the Borrower or the ability of the Borrower to perform this Agreement.

5.7 LITIGATION: ADVERSE EFFECTS. Except as set forth in Schedule 5.7 attached hereto, there is no action, suit, audit, proceeding, investigation or arbitration (or series of related actions, suits, proceedings, investigations or arbitrations) before or by any governmental authority or private arbitrator pending or, to the knowledge of the Borrower, threatened against the Borrower or any property of the Borrower (i) challenging the validity or the enforceability of any of this Agreement, or any loan document, agreement, or instrument executed in connection herewith, or (ii) which has had, shall have or is reasonably likely to have a Material Adverse Effect. The Borrower is not
(A) in violation of any applicable requirements of law which violation shall have or is likely to result in a Material Adverse Effect, or (B) subject to or in default with respect to any final judgment, writ, injunction, restraining order or order of any nature, decree, rule or regulation of any court or governmental authority, in each case which shall have or is likely to have a Material Adverse Effect. "Material Adverse Effect" means a material adverse effect upon (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of the Borrower or any Guarantor, (b) the ability of the Borrower or any Guarantor to perform its obligations under this Agreement or any document, agreement, guaranty, or instrument executed in connection herewith, or (c) the ability of the Lender to enforce the terms of this Agreement, or any document, agreement, guaranty, or instrument executed in connection herewith.

5.8 NO INSOLVENCY. On the date of this Agreement and after giving effect to all indebtedness of the Borrower (including the Loan), the Borrower (a) will be able to pay its obligations as they become due and payable; (b) has assets, the present fair saleable value of which exceeds the amount that will be required to pay its probable liability on its obligations as the same become absolute and matured; (c) has sufficient property, the sum of which at a fair valuation exceeds all of its indebtedness; and (d) will have sufficient capital to engage in its business. In addition, the Borrower's grant of the Collateral for the Loan constitutes fair consideration and reasonably equivalent value because the Borrower has received the proceeds of the Loan.

5.9 GOVERNMENT CONSENT. Neither the nature of the Borrower or of its business or properties, nor any relationship between the Borrower and any other entity or person, nor any circumstance in connection with the execution of this Agreement, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of the Borrower as a condition to the execution and delivery of this Agreement and the notes and documents contemplated herein.

5.10 TITLE TO PROPERTIES. The Borrower (a) has good title to all the property in which it has a property interest, free from any liens and encumbrances, except as set forth on EXHIBIT B attached to this Agreement, and (b) has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property whether now owned or hereafter acquired to be subject to a lien or encumbrance except as provided in this paragraph.

5.11 NO DEFAULTS. No event has occurred and no condition exists which would constitute an Event of Default pursuant to this Agreement, and no set of facts or circumstances exists that, upon the giving of notice, the lapse of time, or any one or more of the foregoing, would constitute an Event of Default pursuant to this Agreement (a "Pending Default"). The Borrower is not in violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which it is a party or by which it may be bound.

5.12 ENVIRONMENTAL PROTECTION. The Borrower (a) has no actual knowledge of the permanent placement, burial or disposal of any Hazardous Substances (as hereinafter defined) on any real property owned, leased, or used by the Borrower (the "Premises"), of any spills, releases, discharges, leaks, or disposal of Hazardous Substances that have occurred or are presently occurring on, under, or onto the Premises, or of any spills, releases, discharges, leaks or disposal of Hazardous Substances that have occurred or are occurring off the Premises as a result of the improvement, operation, or use of the Premises which would result in non-compliance with any of the Environmental Laws (as hereinafter defined); (b) is and has been in compliance with all applicable Environmental Laws; (c) knows of no pending or threatened environmental civil, criminal or administrative proceedings against the Borrower relating to Hazardous Substances; (d) knows of no facts or circumstances that would give rise to any future civil, criminal or administrative proceeding against the Borrower relating to Hazardous Substances; and (e) will not permit any of its employees, agents, contractors, subcontractors, or any other person occupying or present on the Premises to generate, manufacture, store, dispose or release on, about or under the Premises any Hazardous Substances which would result in the Premises not complying with the Environmental Laws.

         As used herein, "Hazardous Substances" shall mean and include all hazardous and toxic substances, wastes, materials, compounds, pollutants and contaminants (including, without limitation, asbestos, polychlorinated biphenyls, and petroleum products) which are included under or regulated by the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Section 2601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901, et seq.), the Water

Quality Act of 1987, as amended (33 U.S.C. Section 1251, et seq.), the Clean Water Act, as amended (33 U.S.C. Section 1321 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. Section 136, et seq.), the National Environmental Policy Act of 1969, as amended (42 U.S.C. Section 4321, ET SEQ.), and the Clean Air Act, as amended (42 U.S.C. Section 7401, et seq.), and any other federal, state or local statute, ordinance, law, code, rule, regulation or order regulating or imposing liability (including strict liability) or standards of conduct regarding Hazardous Substances (hereinafter the "Environmental Laws"), but does not include such substances as are permanently incorporated into a structure or any part thereof in such a way as to preclude their subsequent release into the environment, or the permanent or temporary storage or disposal of household hazardous substances by tenants, and which are thereby exempt from or do not give rise to any violation of any Environmental Laws.

5.13 REGARDING THE INVENTORY. All of the inventory referenced on the Borrower's most recent inventory report or other Borrowing Base certificate against which the Borrower has requested an advance under the Loan is Eligible Inventory.

6 BORROWER BUSINESS COVENANTS. The Borrower covenants that on and after the date of this Agreement until terminated pursuant to the terms of this Agreement, or so long as any of the indebtedness provided for herein remains unpaid:

6.1 PAYMENT OF TAXES AND CLAIMS. The Borrower will pay (a) all taxes, estimated payments, assessments and governmental charges or levies imposed upon it or its property or assets or in respect of any of its franchises, businesses, income or property before any penalty or interest accrues thereon; and (b) all claims of materialmen, mechanics, carriers, warehousemen, landlords, bailees and other like persons, (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien or encumbrance upon any of the Borrower's property or assets, prior to the time when any penalty or fine shall be incurred with respect thereto; provided, however, that no such taxes, assessments and governmental charges referred to in clause (a) above or claims referred to in clause (B) above are required to be paid if being contested in good faith by the Borrower, by appropriate proceedings diligently instituted and conducted, without danger of any material risk to the Collateral or the Lender's interest therein, without any of the same becoming a lien upon the Collateral, and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP, shall have been made therefor.

6.2 MAINTENANCE OF PROPERTIES AND CORPORATE EXISTENCE. The Borrower shall (a) maintain its property in good condition and make all renewals, replacements, additions, betterments and improvements thereto which it deems necessary; (b) maintain, with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies, of such types (including but not limited to fire and casualty, public liability, products liability, larceny, embezzlement or other criminal misappropriation insurance) and in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated, with each such policy of insurance containing a clause or endorsement satisfactory to the Lender that names the Lender as additional insured and loss payee, as its interest may appear, and that provides that no act, default or breach of warranty or condition of the Borrower or any other person shall affect the right of the Lender to recover under such policy or policies of insurance or to pay any premium in whole or in part relating thereto, in such amounts as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated;
(c) reflect in its financial statements adequate accruals and appropriations to reserves and keep and maintain proper books of record and account in which entries in conformity with GAAP shall be made of all dealings and transactions in relation to its businesses and activities, including, without limitation, transactions and other dealings with respect to the Collateral; (d) do or cause to be done all things necessary (i) to preserve and keep in full force and effect its existence, rights and franchises, and (ii) to maintain its status as a corporation duly organized and existing and in good standing under the laws of the state of its incorporation; (e) conduct continuously and operate actively its business and take all actions necessary to enforce and protect the validity of any intellectual property; and (f) not be in violation of any laws, ordinances, or governmental rules and regulations or fail to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain might have a Material Adverse Effect.

6.3 SALE OF ASSETS, MERGER, SUBSIDIARIES, TRADENAMES, CONDUCT OF BUSINESS. The Borrower shall not (a) except in the ordinary course of business, sell, lease, transfer or otherwise dispose of, any of its assets, (b) consolidate with, merge into, enter into partnerships or joint ventures with or make investments in any other entity, or permit any other entity to consolidate with or merge into it, (c) acquire all or substantially all of the assets or business of any other company, person or entity, or (d) create or acquire any subsidiaries or conduct business under any other tradenames without the prior written consent of the Lender. Without limiting the generality of the foregoing, including the prohibition against the sale of assets set forth therein, all proceeds of any sale, transfer or other disposition of the interests of the Borrower in Commerce Clothing Company, LLC shall be applied first to the payment of the Loan. The Borrower has no subsidiaries and conducts business only in the name(s) of the Borrower and _________________________. The Borrower shall not engage in any business other than the businesses engaged in by the Borrower on the date hereof and any business or activities which are substantially similar or related thereto.

6.4 NEGATIVE PLEDGE. The Borrower will not cause or permit or permit to exist or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of its real or personal property, whether now owned or hereafter acquired, to become subject to a lien or encumbrance, except: (i) liens in connection with deposits required by workers' compensation, unemployment insurance, social security and other like laws; (ii) taxes, assessments, reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions or encumbrances affecting real property, provided they do not in the aggregate materially detract from the value of said property or materially interfere with its use in the ordinary conduct of business; (iii) inchoate liens arising under ERISA to secure the contingent liability of the Borrower; and (iv) liens as set forth in Exhibit B attached to this Agreement. In addition, the Borrower will not grant or agree to provide in the future (upon the happening of a contingency or otherwise), a "negative pledge" or other covenant or agreement similar to this Section 6.4 in favor of any other lender, creditor or third party.

6.5 NO CONSIGNMENT. The Borrower shall not permit any of its Inventory to be sold or transferred on consignment or acquire or possess any of its Inventory on consignment.

6.6 MINIMUM SECURITY. The Borrower shall maintain, as minimum security for the Loan, Eligible Inventory having an aggregate value such that the Borrowing Base will equal or exceed the aggregate unpaid principal balance of the Loan, and if the Borrower fails to do so, the Borrower shall immediately pay to the Lender the difference between the aggregate unpaid principal balance of the Loan and the Borrowing Base.

6.7 MANAGEMENT. The Borrower shall not replace or change its chief executive officer of the Borrower unless such replacement or change will not materially or adversely affect the Borrower's business, prospects, profits, property or condition (financial or otherwise).

6.8 ACQUISITION OF CAPITAL STOCK. The Borrower shall not redeem or acquire any of its own capital stock, or any warrants or any securities for its capital stock, except through the use of the net proceeds from the simultaneous sale of an equivalent amount of its capital stock for the same purchase or redemption price.

6.9 TRANSACTIONS WITH AFFILIATES. The Borrower shall not directly or indirectly enter into or permit to exist any transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates, shareholders or any Affiliates of either of the foregoing, on terms that are less favorable to the Borrower than those which might be obtained at the time from persons or entities who are not affiliated with the Borrower or its shareholders. "Affiliate" shall mean any individual, partnership, corporation, or other entity which, directly or indirectly, is in control of, is controlled by, or is under common control with the Borrower, or any individual who is a family member related by birth or marriage to any of the foregoing individuals. For the purposes of this definition,"control" of such entity shall mean the power, directly or indirectly, to vote 5% or more of the securities, units or other measures having ordinary voting power for the election of directors, management committees, or similar committees of such entity, or the power to direct or cause the direction of the management and policies of such entity, whether by contract or otherwise.

6.10 NO OFFSET. Except to the extent of twenty percent of the face amount of invoices for goods sold to the Lender by the Borrower, provided that such goods are accepted by the Lender in its sole discretion (the "Permitted Offset"), the Borrower shall not offset against amounts due under the Loan any amounts due from the Lender to the Borrower for goods sold to the Lender by the Borrower. Except for the Permitted Offset, Lender shall not offset against amounts due and owing to the Borrower for goods sold to the Lender any amounts due and owing under the Loan.

6.11 MINIMUM INVENTORY ON HAND. The Borrower shall maintain at all times Inventory against which the Lender has a perfected security interest having a value (measured at the lesser of cost (on a FIFO basis) or market) of not less than $22,000,000.00.

6.12 ENVIRONMENTAL COMPLIANCE AND INDEMNIFICATION. The Borrower hereby indemnifies the Lender and holds the Lender harmless from and against any loss, damage, cost, expense or liability (including strict liability) directly or indirectly arising from or attributable to the generation, storage, release, threatened release, discharge, disposal or presence (whether prior to or during the term of the Loan) of Hazardous Substances on, under or about the Premises (whether by the Borrower or any employees, agents, contractors or subcontractors of the Borrower or any predecessor in title or any third persons occupying or present on the Premises), or the breach of any of the representations and warranties regarding the Premises, including, without limitation: (a) those damages or expenses arising under the Environmental Laws;
(b) the costs of any repair, cleanup or detoxification of the Premises, including the soil and ground water thereof, and the preparation and implementation of any closure, remedial or other required plans; (c) damage to any natural resources; and (d) all reasonable costs and expenses incurred by the Lender in connection with clauses (a), (b) and (c) including, but not limited to reasonable attorneys' fees.

         The indemnification provided for herein shall not apply to any losses, liabilities, damages, injuries, expenses or costs which: (i) arise from the gross negligence or willful misconduct of the Lender, or (ii) relate to Hazardous Substances placed or disposed of on the Premises after the Lender acquires title to the Premises through foreclosure or otherwise.

7 FINANCIAL INFORMATION AND REPORTING. The Borrower shall deliver the following to the Lender:

         (a) as soon as practicable and in any event within 20 days after the end of each month, financial statements, including a balance sheet and statements of income and surplus, and statement of cash flows, certified by the president or chief financial officer of the Borrower (a "Financial Officer") as fairly representing the Borrower's financial condition as of the end of such period;

         (b) as soon as practicable and within 20 days after the end of each month, statements signed by a Financial Officer of the Borrower certifying the compliance of the Borrower with the terms of this Agreement and the calculation of the financial covenants contained in Section 6 above;

         (c) within 20 days after the end of each month, an inventory report of the Borrower, substantially in the terms of Exhibit 7(c) attached hereto, signed by a Financial Officer in form satisfactory to the Lender;

         (d) within 20 days after the end of each month, a report, in form satisfactory to the Bank, signed by a Financial Officer setting forth the dollar amount outstanding of receivables sold or assigned to NationsBanc for which NationsBanc has not received payment;

         (e) immediately upon becoming aware of the existence of any Pending Default, Event of Default or breach of any term or conditions of this Agreement, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto; and

         (f) at the request of the Lender, such other information as the Lender may from time to time reasonably require.

8 DEFAULT.

8.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" hereunder: (a) the Borrower fails to make any payment of principal, interest or any other sum due and payable under any note or reimbursement agreement executed in connection with this Agreement on or before the date such payment is due; (b) the Borrower fails to perform or observe any agreement, term, or covenant contained in Sections 1, 3, 4, 6, or 7 of this Agreement; (c) the Borrower fails to comply with any other provision of this Agreement, or fails to perform or observe any covenant contained in any mortgage, security agreement or other agreement in favor of the Lender, and any such failure continues for more than 15 days after such failure shall first become known to any officer of the Borrower; (d) any warranty, representation or other statement made or deemed to be made contained in this Agreement or in any instrument furnished in compliance with or in reference to this Agreement is false or misleading in any material respect; (e) the Borrower becomes insolvent or makes an assignment for the benefit of creditors, or consents to the appointment of a trustee, receiver or liquidator; (f) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings are instituted by or against the Borrower; (g) a final judgment or judgments for the payment of money aggregating in excess of $25,000.00 or are outstanding against the Borrower, and any such judgment or judgments have not been discharged in full or stayed; (h) the occurrence of any event which allows the acceleration of the maturity of any indebtedness of the Borrower to the Lender or to any of the Lender's affiliates; (i) the occurrence of any event which allows the acceleration of the maturity of any material indebtedness of the Borrower, S.H.D. Investments, LLC, the Guarantors, any of their Affiliates, or their successors or assigns, or any of them (including without limitation any obligations of the Borrower, S.H.D. Investments, LLC, the Guarantors or their Affiliates, or any of them, or any of their respective successors or assigns, to National City Bank, Columbus or to Schottenstein Stores Corporation), or which constitutes a default or breach under any material lease or material contract of the Borrower, the Guarantors, the Pledgors, or any of them, to any other person, corporation or entity (other than the Lender) under any indenture, agreement or undertaking; (j) the default by, dissolution of, or death of any guarantor or other surety for the Borrower with respect to any obligation or liability to the Lender or any of the Lender's affiliates; (k) a Change of Control of the Borrower shall have occurred ("Change of Control" shall mean (1) the replacement of a majority of the Board of Directors of any entity from the directors who constituted the Board of Directors on the date of this Agreement for any reason other than death or disability, and such replacement shall not have been approved by the Board of Directors of the Borrower as constituted on the date of this Agreement (or as changed over time with the approval of the Board of Directors of such entity) or (2) a company, person, entity or group of companies, person or entities acting in concert, shall, as a result of a tender or exchange offer, open market purchases, privately negotiated purchases, exercise of the stock pledge or otherwise, have become the beneficial owner (within the meaning of Rule 13d.3 under the Securities Exchange Act of 1934, as amended) of securities of the Borrower representing more than 10% of the combined voting power of the outstanding securities of the Borrower ordinarily having the right to vote in the election of directors from the beneficial owners as of the date hereof ); (l) the property furnished as Collateral declines in value, and the Borrower does not immediately, upon demand, furnish additional security satisfactory to the Lender; (m) the Lender, in its sole good faith discretion, determines that a Material Adverse Effect has occurred or that a material adverse change has occurred in the financial condition, operations or business of the Borrower, in the value of the Collateral or in the Lender's interest in the Collateral; or (m) the Lender for any reason in good faith deems itself insecure with respect to the repayment of the indebtedness provided for herein.

8.2 DEFAULT REMEDIES. Upon the occurrence of an Event of Default, the Lender may immediately exercise any right, power or remedy permitted to the Lender by law or any provision of this Agreement, and shall have, in particular, without limiting the generality of the foregoing, the right to declare the entire principal, all interest accrued, and all other charges accruing on all Obligations to be forthwith due and payable, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower.

9 MISCELLANEOUS.

9.1 NOTICES. (a) All communications under this Agreement or under the notes executed pursuant hereto shall be in writing and shall be sent by facsimile or by a nationally recognized overnight delivery service (1) if to the Lender, at the following address, or at such other address as may have been furnished in writing to the Borrower by the Lender:

         American Eagle Outfitters, Inc.
         150 Thorn Hill Drive
         Warrendale, PA 15086-7528
         Attn: George Kolber
         Telecopier No.: (412) 779-5539

(2) if to the Borrower, at the following address, or at such other address as may have been furnished in writing to the Lender by the Borrower:

         Azteca Production International
         5804 East Slauson
         City of Commerce, CA
         Attn: Hubert Guez
         Telecopier No.: 213-890-9680

(b) any notice so addressed and sent by telecopier shall be deemed to be given when confirmed, and any notice sent by nationally recognized overnight delivery service shall be deemed to be given the next day after the same is delivered to such carrier.

9.2 ACCESS TO ACCOUNTANTS. The Borrower hereby irrevocably authorizes its certified public accountants to provide to the Lender any and all information that the Lender requests from time to time with regard to the Borrower, and to discuss with the Lender from time to time any and all matters relating to the Borrower. In furtherance of the foregoing, the Borrower hereby waives any privilege or claim of confidentiality to the extent such might otherwise prevent such accountants from providing such information to the Lender or discussing such matters with the Lender.

9.3 REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Lender at the closing or otherwise, and (c) financial statements, certificates and other information previously or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process and the Lender may destroy any original document so reproduced. The Borrower agrees and stipulates that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

9.4 SURVIVAL, SUCCESSORS AND ASSIGNS. All warranties, representations, and covenants made by the Borrower herein or on any certificate or other instrument delivered by it or on its behalf under this Agreement shall be considered to have been relied upon by the Lender and shall survive the closing of the Loan regardless of any investigation made by the Lender on its behalf. All statements in any such certificate or other instrument shall constitute warranties and representations by the Borrower. This Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of each of the parties.

9.5 AMENDMENT AND WAIVER, DUPLICATE ORIGINALS. All references to this Agreement shall also include all amendments, extensions, renewals, modifications, and substitutions thereto and thereof made in writing and executed by both the Borrower and the Lender. This Agreement may be amended, and the observance of any term of this Agreement may be waived, with (and only with) the written consent of the Borrower and the Lender; provided however that nothing herein shall change the Lender's sole discretion (as set forth elsewhere in this Agreement) to make advances, determinations, decisions or to take or refrain from taking other actions. No delay or failure or other course of conduct by the Lender in the exercise of any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of the same preclude any other or further exercise thereof, or the exercise of any other power or right. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.6 ACCOUNTING TREATMENT AND FISCAL YEAR. The Borrower shall not change its fiscal year for accounting or tax purposes from a period consisting of the twelve month period ending on January 31 of each calendar year. The Borrower shall not make any material (as defined in GAAP) change in accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or law and disclosed to the Lender.

9.7 ENFORCEABILITY AND GOVERNING LAW. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction, as to such jurisdiction, shall be inapplicable or ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right. All of the Lender's rights and remedies, whether evidenced hereby or by any other agreement or instrument, shall be cumulative and may be exercised singularly or concurrently. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws rules thereof). The Borrower agrees that any legal suit, action or proceeding arising out of or relating to this Agreement may be instituted in a state or federal court of appropriate subject matter jurisdiction in the State of Ohio, waives any objection which it may have now or hereafter to the venue of any suit, action or proceeding, and irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding.

9.8 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT

AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.9 NO CONSEQUENTIAL DAMAGES. No claim may be made by the Borrower, any officers, directors, or agents against the Lender or its affiliates, directors, officers, employees, attorneys or agents for any special, indirect, punitive, or consequential damages in respect of any breach or wrongful conduct (whether the claim therefor is based in contract, tort or duty imposed by law) in connection with, arising out of or in any way related to the transactions contemplated and relationship established by this Agreement, or any act, omission or event occurring in connection therewith, and the Borrower hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

9.10 INDEMNITY. The Borrower shall indemnify the Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, fees and disbursements of counsel) which may be imposed on, incurred by, or asserted against the Lender in any litigation, proceeding or investigation instituted or conducted by any governmental agency or instrumentality or any other person or entity with respect to any aspect of, or any transaction contemplated by, or referred to in, or any matter related to, this Agreement, whether or not the Lender is a party thereto, except to the extent that any of the foregoing arises out of the willful misconduct of the Lender, as determined in a final, non-appealable judgment by a court of competent jurisdiction. The indemnity contained in this paragraph shall survive the payment in full of the Loan.

9.11 CONDITIONS PRECEDENT. The obligation of the Lender to make the Loan requested to be made shall be subject to satisfaction, immediately prior to or concurrently with the making of the Loan of the following conditions precedent:

         (a) The Lender shall receive on or before the date of the initial advance hereunder in the amount of $1,500,000.00 all of the following: (i) this Agreement, the promissory notes and other agreements, documents and instruments described in SCHEDULE 9.11A attached hereto, each duly executed where appropriate and in form and substance satisfactory to the Lender; and (ii) the fulfillment of all the conditions described thereon and the delivery of such additional documentation as the Lender may reasonably request.

         (b) The Lender shall receive on or before the date of the subsequent advance hereunder in the amount of $1,500,000.00 (i) the agreements, documents and instruments described in SCHEDULE 9.11B attached hereto, each duly executed where appropriate and in form and substance satisfactory to the Lender, (ii) the fulfillment of all the conditions described thereon and the delivery of such additional documentation as the Lender may reasonably request.

         (c) Without limiting the foregoing, the Borrower hereby directs its counsel to prepare and deliver to the Lender the opinion referred to in
SCHEDULE 9.11B attached hereto.

10 DEFINITIONS.

10.1 UNIFORM COMMERCIAL CODE TERMS. All terms defined in the Uniform Commercial Code as adopted in the State of Ohio shall have the meanings given therein unless otherwise defined herein.

10.2 ACCOUNTING TERMS. As used in this Agreement, and any promissory notes, certificates, reports or other documents made or delivered pursuant hereto, accounting terms not defined in this Agreement shall have the respective meanings given to such terms under GAAP. "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board, the American Institute of Certified Public Accountants and the Financial Accounting Standards Board as in effect on the date hereof.

10.3 OTHER DEFINITIONAL PROVISIONS.

         (a) The words "hereof," "herein," and "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

         (b) Whenever required by the context of this Agreement, the promissory notes or other loan documents execution in connection herewith, the singular shall include the plural, and vice versa and the masculine and feminine genders shall include the neuter gender and vice versa.

         Each of the parties has signed this Agreement as of the date set forth in the preamble above.

                                              LENDER:

                                              AMERICAN EAGLE OUTFITTERS, INC.

                                              By:   /s/ George Kolber
                                                -----------------------------

                                              Its:  Vice Chairman and Chief
                                                    Operating Officer
                                                -----------------------------

                                              BORROWER:
                                              AZTECA PRODUCTION INTERNATIONAL

                                              By:   /s/ Hubert Guez
                                                -----------------------------

                                              Its:  President
                                                -----------------------------

                                                                     EXHIBIT A-1

                        AMERICAN EAGLE OUTFITTERS, INC.
                              COMMERCIAL LOAN NOTE
                                BUSINESS PURPOSE

$3,000,000.00                                                      June 6, 1997

         FOR VALUE RECEIVED, the undersigned promises to pay to the order of American Eagle Outfitters, Inc. (hereinafter called the "Lender," which term shall include any holder hereof), at such place as the Lender may designate or, in the absence of such designation, at any of the Lender's offices, the sum of Three Million Dollars ($3,000,000.00) or so much as shall have been advanced by the Lender and not repaid (hereinafter called the "Principal Sum"), together with interest as hereinafter provided. The proceeds of the loan evidenced hereby may be advanced in partial amounts during the term of this note (this "Note") prior to the earlier of demand or July 1, 1997. Each such advance shall be made to the undersigned upon receipt by the Lender of the undersigned's application therefor and disbursement instructions, which shall be in such form as the Lender shall from time to time prescribe. The Lender shall be entitled to rely on any oral or telephonic communication requesting an advance and/or providing disbursement instructions hereunder, which shall be received by it in good faith from anyone reasonably believed by the Lender to be the undersigned, or the undersigned's authorized agent. The undersigned agrees that all advances made by the Lender will be evidenced by entries made by the Lender into its electronic data processing system and/or internal memoranda maintained by the Lender. The undersigned further agrees that the sum or sums shown on the most recent printout from the Lender's electronic data processing system, the grid attached hereto, or on such memoranda shall be rebuttably presumptive evidence of the amount of the Principal Sum and of the amount of any accrued interest. The undersigned promises to pay the Principal Sum and the interest thereon at the time and in the manner hereinafter provided in this Note.

         This Note is executed and the advances contemplated hereunder are to be made pursuant to a Loan and Security Agreement by and between the undersigned and the Lender dated as of June 6, 1997, and all amendments, modifications and supplements thereto from time to time (hereinafter called the "Loan Agreement"), and all the covenants, representations, agreements, terms and conditions contained therein, including but not limited to additional conditions of default, are incorporated herein as if fully rewritten.

INTEREST

         Interest will accrue on the unpaid balance of the Principal Sum until paid at a rate of interest equal to the Effective Rate. As used herein, "Effective Rate" shall mean seven percent (7%) per annum plus the Margin. As used herein, "Margin" shall mean, as of the last day of immediately preceding calendar month, the difference between (a) 8.50 percent and (b) the rate of interest announced by National City Bank, Columbus as its prime rate as of such date. The Effective Rate shall be adjusted as of the first day of each calendar month.

         At the election of the Lender, upon the occurrence of an "Event of Default" pursuant to the Loan Agreement, interest will accrue on the unpaid balance of the Principal Sum and unpaid interest, if any, until paid at the rate of ten percent (10%) per annum.

         All interest shall be calculated on the basis of a 360 day year for the actual number of days the Principal Sum or any part thereof remains unpaid.

MANNER OF PAYMENT

         The Principal Sum shall be payable ON DEMAND; provided, however, that if the Principal Sum is not sooner demanded, the Principal Sum shall be due and payable on April 1, 1998. Twenty percent of the face amount of each invoice for goods that are sold to the Lender by the undersigned (provided that such goods are accepted by the Lender in its sole discretion) shall by applied by the Lender as a payment of the Principal Sum. In addition, installments of the Principal Sum shall be due and payable on the first of each month, beginning July 1, 1997 and continuing on the first day of each month thereafter. Each such installment shall be in the amount of the lesser of

         (a) the difference between (i) $300,000.00, and (ii) twenty percent of the face amount of all goods sold to the Lender by the undersigned during the month preceding the date such installment is due, provided that such goods are accepted by the Lender in its sole discretion, or

         (b) the unpaid balance of the Principal Sum.

Accrued interest shall be due and payable monthly beginning on July 1, 1997, and continuing on the first day of each month thereafter, and at maturity, whether by demand, acceleration or otherwise.

LATE CHARGE

         Any installment or other payment not made within 10 days of the date such payment or installment is due shall be subject to a late charge equal to 5% of the amount of the installment or payment.

SECURITY

         This Note is secured by the security interests granted by or referred to in the Loan Agreement and by the assignments and the mortgages or other security documents dated of even date herewith or given contemporaneously herewith.

DEFAULT

         Without limiting the right of the Lender to demand payment of the Principal Sum and all accrued interest thereon at any time, upon the occurrence of any of the following events:

         (a) the undersigned fails to make any payment of interest or of the Principal Sum on or before the date such payment is due;

         (b) an "Event of Default" under the Loan Agreement shall have occurred;

the Lender may, at its option, without notice or demand, accelerate the maturity of the obligations evidenced hereby, which obligations shall become immediately due and payable. In the event the Lender shall institute any action for the enforcement or collection of the obligations evidenced hereby, the undersigned agrees to pay all costs and expenses of such action, including reasonable attorneys' fees, to the extent permitted by law.

GENERAL PROVISIONS

         The undersigned, and any indorser, surety, or guarantor, hereby severally waive presentment, notice of dishonor, protest, notice of protest, and diligence in bringing suit against any party hereto, and consent that, without discharging any of them, the time of payment may be extended an unlimited number of times before or after maturity without notice. The Lender shall not be required to pursue any party hereto, including any guarantor, or to exercise any rights against any collateral herefor before exercising any other such rights.

         The obligations evidenced hereby may from time to time be evidenced by another note or notes given in substitution, renewal or extension hereof. Any security interest or mortgage which secures the obligations evidenced hereby shall remain in full force and effect notwithstanding any such substitution, renewal, or extension.

         The captions used herein are for reference only and shall not be deemed a part of this Note. If any of the terms or provisions of this Note shall be deemed unenforceable, the enforceability of the remaining terms and provisions shall not be affected. This Note shall be governed by and construed in accordance with the law of the State of Ohio.

WAIVER OF RIGHT TO TRIAL BY JURY

         THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED OR THE LENDER WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE

DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE UNDERSIGNED OR THE LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE UNDERSIGNED TO THE WAIVER OF THE RIGHT OF THE UNDERSIGNED TO TRIAL BY JURY.

                                             Borrower:

                                             AZTECA PRODUCTION INTERNATIONAL

                                             By:   /s/ Hubert Guez
                                                ------------------------------

                                             Its:  President
                                                ------------------------------